Exhibit 10.3

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

EXECUTION COPY

ASSET PURCHASE AGREEMENT

between

TARO PHARMACEUTICALS NORTH AMERICA, INC.

and

STRONGBRIDGE BIOPHARMACEUTICALS PLC

Dated

December 12, 2016

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

ASSET PURCHASE AGREEMENT

i

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

4.12	Government Reporting and Payment	17

ARTICLE V — EXECUTION, CLOSING AND EFFECTIVENESS		17
5.1	Execution; Closing	17
5.2	Further Assurances	18
5.3	Broker Fees	18

ARTICLE VI — REPRESENTATIONS AND WARRANTIES		18
6.1	Taro’s Representations and Warranties	18
6.2	Strongbridge’s Representations and Warranties	19
6.3	Disclaimer of Other Warranties	20

ARTICLE VII — INDEMNIFICATION		20
7.1	Indemnification by Taro	20
7.2	Indemnification by Strongbridge	20
7.3	Indemnification; Notice and Settlements	21

ARTICLE VIII — MISCELLANEOUS		21
8.1	Notices	21
8.2	Expenses	22
8.3	Termination; Survival	22
8.4	Section 365(n) of the Bankruptcy Code	23
8.5	Bulk Sales Statutes	23
8.6	Successors and Assigns	23
8.7	Entire Agreement; Amendment	23
8.8	Public Announcement	23
8.9	Filing Requirements	23
8.10	Compliance with Applicable Law	24
8.11	Governing Law; Jurisdiction	24
8.12	Dispute Resolution	24
8.13	Language	25
8.14	Article Headings	25
8.15	Further Assurances	25
8.16	Waiver	25
8.17	Modification	25
8.18	Severability	25
8.19	Counterparts	26
8.20	No Third Party Beneficiaries	26

ii

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

ASSET PURCHASE AGREEMENT

TABLE OF SCHEDULES AND EXHIBITS

Schedule 1(a) Marketing Materials

Schedule 1(b) Product Trademark

Schedule 2.1(a)(ii) Domain Names

Schedule 4.3 Marketing Commitment

Schedule 5.1(b) FDA NDA Letter

Schedule 5.1(b) FDA NDA Letter

Schedule 5.1(b) Orphan Designation Acceptance Letter

Schedule 5.1(b) FDA IND Letter

iii

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement dated December 12 2016, is by and between Taro Pharmaceuticals North America, Inc., a Cayman Islands limited company, with a place of business at Harbour Place, 103 South Church Street, Grand Cayman KY1-1202, Cayman Islands (“Taro”) and Strongbridge Biopharmaceuticals plc, a company organized under the laws of Ireland, having its Company’s registered office at Arthur Cox Building, Earlsfort Terrace, Dublin 2, Ireland and having its principal U.S. place of business at 900 Northbrook Drive, Suite 200, Trevose, PA 19053 (“Strongbridge”).

WHEREAS, Taro’s Affiliate acquired the rights, title and interest to the Regulatory Approval pursuant to the Merck Agreements (defined below) which Regulatory Approval was subsequently transferred to Taro;

WHEREAS, Strongbridge desires to purchase and Taro desires to sell to Strongbridge, the Regulatory Approval, subject to a reversionary right to Taro of the Regulatory Approval upon the occurrence of the Reversion Conditions (defined below);

WHEREAS, Strongbridge desires to Commercialize (defined below) the Product (defined below) and Lifecycle Product (defined below) under the Product Trademark which is registered to Taro;

WHEREAS, Strongbridge desires to obtain an exclusive license to the Product Trademark for Commercialization of the Product and Lifecycle Product  in the Territory, and Taro is willing to grant such exclusive license for such purpose, pursuant to the terms and conditions set forth herein; and

WHEREAS, Taro and Strongbridge have entered into a Supply Agreement, dated as of the Effective Date, pursuant to which Taro shall supply, and Strongbridge shall purchase, Strongbridge’s, and its Affiliates’ requirements of Product (the “Supply Agreement”), pursuant to the terms and conditions set forth therein.

THEREFORE, in consideration of the mutual covenants and agreements provided herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I — DEFINITIONS

1.1          Definition.  As used in this Agreement, the following terms, whether used in the singular or plural, shall have the following meanings:

“AAA” has the meaning set forth in Section 8.12(b).

“Affiliate” means any Person that controls, is controlled by, or is under common control with a Party.  For purposes of this definition, “control” means: (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

particular jurisdiction) entitled to vote for the election of directors or otherwise having the power to vote on or direct the affairs of such Party; and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest or the power to direct the management and policies of such non-corporate entities.  With respect to Taro, Affiliate means the following entities:  Taro Pharmaceutical Industries Ltd., Taro International Ltd., Taro Pharmaceuticals U.S.A., Inc., Taro Pharmaceutical Laboratories, Inc., Taro Pharmaceuticals Inc., Taro Pharmaceuticals Canada, Ltd., Taro Pharmaceuticals North America, Inc., Taro Pharmaceuticals Europe B.V., Taro Pharmaceuticals (UK) Limited, Taro Pharmaceuticals Ireland Limited, and Taro Hungary KFT, provided that any entity that, after the Effective Date is newly under the control of Taro Pharmaceutical Industries Ltd. or any of the foregoing entities shall be an Affiliate of Taro for purposes of this definition.

“Agreement” means this Asset Purchase Agreement including all exhibits, schedules and appendices attached hereto.

“Agreement Payments” has the meaning set forth in Section 3.4(a).

“API” means the active pharmaceutical ingredient dichlorphenamide, USP.

“Applicable Law” means all applicable local, state, national, regional or international statute, law, ordinance, rule, treaty, regulation, common law or other legal requirement, including provisions of all statutes (including the Federal Food, Drug and Cosmetic Act), laws, rules, regulations, administrative codes, ordinances, decrees, orders, decisions, guidance documents (including FDA guidance documents), injunctions, awards, judgments, and permits and licenses of or from governmental authorities, and the rules of any applicable securities exchange.

“Arbitrators” has the meaning set forth in Section 8.12(b).

“Assumed Liabilities” means all claims and complaints (including, without limitation, all damages, losses, expenses and liabilities) relating to the Product (regardless of whether the Product is Labelled with Taro information and NDC number or Strongbridge information and NDC number), made or brought on or after the Closing Date, including, without limitation, all liabilities arising out of: (i) the research, development, sale or use of the Product and Lifecycle Product by Strongbridge on or after the Closing; (ii) the purchase, consumption or use of the Product and Lifecycle Product by Third Parties which Product and Lifecycle Product was provided by Strongbridge to such Third Parties on or after the Closing Date; (iii) the Regulatory Approval; (iv) any payment required to be made to any Third Party on net sales of the Product and Lifecycle Product, including any payment required to be made under the Merck Agreements.

“Back License” has the meaning set forth in Section 2.4(b).

“Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31.

“CDA” has the meaning set forth in Section 8.7.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

“Commercial Launch” means the date that Product, other than the Taro Product supplied at or about Closing as set forth in Section 4.1(a), is first dispensed by or on behalf of Strongbridge to a Third Party, which date shall not be earlier than April 1, 2017.

“Commercialization” or “Commercialize” means the ongoing process and activities generally engaged in by a pharmaceutical company marketing human pharmaceutical therapeutic products to establish and maintain a presence for such product in a given country within the Territory, including offering for sale, selling, marketing, promoting, distributing, having distributed, importing or having imported into and within the Territory, exporting and having exported within the Territory, such product.  For clarity, any activities relating to manufacturing of the human pharmaceutical therapeutic products is specifically excluded.

“Commercially Reasonable Efforts” with respect to any activity means the efforts and resources that would be used in the performance of the relevant activity in compliance with applicable Law by a Person (engaged in the manufacture and supply or commercialization of pharmaceutical products, as applicable) of comparable size and resources as the applicable Party with regard to a product at a similar stage in its product life taking into account the following factors to the extent reasonable and relevant: issues of safety and efficacy, product profile, market potential, competitive market conditions, duration of exclusivity or other proprietary position of the product and the potential profitability and economic return of the product, all as measured by the facts and circumstances at the time such efforts are due.  Where this Agreement requires a Party to use Commercially Reasonable Efforts, such efforts and resources that are used by such Party’s Affiliates, agents, sublicensees and licensees, as relevant, shall also be attributed to such Party.

“Closing” has the meaning set forth in Section 5.1(a).

“Closing Date” means the date on which the “Closing” occurs as defined in Section 5.1(a).

“Competitive Product” means (i) any pharmaceutical product Labelled and indicated for the Indication, or (ii) any pharmaceutical product containing the API.

“Diplomat/Envoy” means the distributor used to distribute the Product in the Territory by Taro prior to the Closing Date and by Strongbridge on or after the Closing Date.

“Dispute” has the meaning set forth in Section 8.12(b).

“DMF” means Taro’s Drug Master File number 26664.

“Domain Names” has the meaning set forth in Section 2.1(a).

“Excluded Assets” has the meaning set forth in Section 2.1(b).  “Excluded Liabilities” means all liabilities claims and complaints (including, without limitation, all damages, losses, expenses and liabilities) arising out of: (i) the research, development, manufacture, sale or use of the Product by Taro prior to the Closing Date; (ii) the purchase, consumption or use of the

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Product by Third Parties which Product was provided by Taro to such Third Parties before the Closing Date; and (iii) any Excluded Assets.

“Existing Patients” has the meaning set forth in Section 4.1(a).

“FDA” means the United States Food and Drug Administration, or any successor agency thereto.

“First Tranche Upfront Payment” has the meaning set forth in Section 3.1(a).

“Generic Product” means a pharmaceutical product that is therapeutically equivalent to the Product where “therapeutically equivalent” means, with respect to a Product, a drug product that (a) is approved under 21 U.S.C. 355(j) or 21 U.S.C. 355(b)(2) (or any respective successor law),  (b) is rated by the FDA to be therapeutically equivalent to such Product, and (c) is legally substitutable for such Product at the pharmacy under Applicable Law.

“IND” means the United States Investigational New Drug Application #127873.

“Indemnified Party” has the meaning set forth in Section 7.3.

“Indemnifying Party” has the meaning set forth in Section 7.3.

“Indication” means the treatment of primary hyperkalemic periodic paralysis, primary hypokalemic periodic paralysis, and related variants.

“Intellectual Property Rights” means Patents, copyrights, trade secrets, database rights, proprietary Know-How and similar rights of any type (excluding trademarks) under any common law or statute, including all applications, registrations, extensions and renewals relating to any of the foregoing.

“Inventory Units” has the meaning set forth in Section 4.1(a).

“Know-How” means all technical information and other technical subject matter, proprietary methods, ideas, concepts, formulations, discoveries, inventions, devices, prototypes, technology, trade secrets, compositions, designs, formulae, data (including clinical, non-clinical and preclinical data), know-how, show-how, specifications, drawings, techniques, results, processes, methods, procedures and/or designs, whether or not patentable, and in all cases, including any of the foregoing that are included in the DMF.

“Labeled” means, with respect to finished goods Product, means all labels and other written, printed, or graphic matter (i) on the Product containers or wrappers, or (ii) accompanying the Product, provided, however, Label shall not include any embossing or other markings directly on the Product tablet.

“Liens and Encumbrances” means, with respect to the Regulatory Approval, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

“Lifecycle Product” means a pharmaceutical product containing the API that is a natural evolution or line extension of the Product and is developed by or on behalf of Strongbridge for Commercialization in the Territory.

“Marketing Materials” means the documents, graphics and other materials used by Taro prior to the Closing to advertise, market and promote the Product in the Territory and identified on Schedule 1(a).

“Merck Agreements” means (i) the Asset Purchase and Sale Agreement effective May 12, 2008 between Taro Pharmaceuticals USA Inc. and Merck & Co, Inc., and (ii) any ancillary agreement that was a part of the transaction contemplated by the Asset Purchase and Sale Agreement.

“Milestone Payments” has the meaning set forth in Section 3.1(c).

“New York Court” has the meaning set forth in Section 8.11.

“NDA” means collectively: (i) that certain United States New Drug Application #01-1366, including all amendments and supplements thereto, and (ii) the Orphan Designation Request #10-3142.

“New Product Embossing” has the meaning set forth in Section 4.8(a).

“Non-Blocking License” has the meaning set forth in Section 2.4(a).

“Party” means Taro or Strongbridge, individually, and “Parties” mean Taro and Strongbridge, collectively.

“Patent” and “Patents” mean all U.S. patents and patent applications, including any and all provisionals, continuations, divisionals, continuation-in-part applications, substitutions, reissues, renewals, re-examinations, supplementary protection certificates, patent term extensions, adjustments or restoration rights, registrations, confirmations, successor protective rights or subsequently issued protective rights of similar nature of any of the above.

“Permitted Assignee” has the meaning set forth in Section 4.4(a).

“Product” means the pharmaceutical product approved for Commercialization in the U.S. under the NDA and marketed under the Product Trademark in the Territory.

“Product Trademark” means the trademark registration specified in Schedule 1(b), and the corresponding goodwill associated with such trademark.

“Purchased Assets” has the meaning set forth in Section 2.1(a).

“Purchase Price” means, collectively, the Upfront Payment and the Milestone Payments.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

“Regulatory Approval” means, collectively, the NDA and the IND, along with other correspondence, documentation and files directly and solely related thereto that are maintained by or on behalf, and reasonably within the control of, Taro.

“Reversion Conditions” has the meaning set forth in Section 4.6

“Reversion Rights” has the meaning set forth in Section 4.6.

“Second Tranche Upfront Payment” has the meaning set forth in Section 3.1(a).

“Sales Report” has the meaning set forth in Section 3.2.

“Strongbridge” has the meaning set forth in the Preamble.

“Strongbridge Inventory” has the meaning set forth in Section 4.1(a).

“Strongbridge Product” has the meaning set forth in Section 4.1(c).

“Supply Agreement” has the meaning set forth in the Recitals.

“Tablet Change” has the meaning set forth in Section 4.8.

“Taro” has the meaning set forth in the Preamble.

“Taro Inventory” has the meaning set forth in Section 4.1(a).

“Taro Product” means the Product that is Labeled with Taro information and NDC number, other than Taro Inventory.

“Taxes” means all taxes of any kind, and all charges, fees, customs, levies, duties, imposts, required deposits or other assessments, including all federal, state, local or foreign net income, capital gains, gross income, gross receipt, property, franchise, sales, use, excise, withholding, payroll, employment, social security, workers’ compensation, unemployment, occupation, capital stock, ad valorem, value added, transfer, gains, windfall profits, net worth, asset, transaction, and other taxes, and any interest, penalties or additions to tax with respect thereto, imposed upon any individual or entity by any taxing authority or other governmental authority under the laws of the applicable country in the Territory.

“Territory” means the United States of America, its possession and territories, including the Commonwealth of Puerto Rico.

“Third Party” means an entity other than Taro or Strongbridge or an Affiliate of either Party.

“Trademark License” has the meaning set forth in Section 2.3(a).

“Units of Product” means a bottle of Product or Lifecycle Product containing 100 tablets.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

1.2                               Interpretation.

(a)           Whenever any provision of this Agreement uses the term “including” (or “includes”), such term shall be deemed to mean “including without limitation” and “including but not limited to” (or “includes without limitation” and “includes but is not limited to”) regardless of whether the words “without limitation” or “but not limited to” actually follow the term “including” (or “includes”);

(b)           All definitions set forth herein shall be deemed applicable whether the words defined are used herein in the singular or the plural;

(c)           Wherever used herein, any pronoun or pronouns shall be deemed to include both the singular and plural and to cover all genders;

(d)           The recitals set forth at the start of this Agreement, along with the Exhibits and Schedules to this Agreement, and the terms and conditions incorporated in such recital, Exhibits and Schedules shall be deemed integral parts of this Agreement and all references in this Agreement to this Agreement shall encompass such recitals, Exhibits and Schedules and the terms and conditions incorporated in such recitals, Exhibits and Schedules, provided, that in the event of any conflict between the terms and conditions of this Agreement and any terms and conditions set forth in the Exhibits and Schedules, the terms of this Agreement shall control;

(e)           The Agreement shall be construed as if both Parties drafted it jointly, and shall not be construed against either Party as principal drafter;

(f)            Unless otherwise provided, all references to Sections and Schedules in this Agreement are to Sections and Schedules of and to this Agreement;

(g)           Any requirements of notice or notification by one Party to another shall be construed to mean written notice in accordance with Section 8.1; and

(h)           Wherever used, the word “shall” and the word “will” are each understood to be imperative or mandatory in nature and are interchangeable with one another.

ARTICLE II — PURCHASE AND SALE

2.1          Purchase and Sale.

(a)           On and subject to the terms and conditions set out in this Agreement, Taro hereby sells, conveys, and transfers to Strongbridge, and Strongbridge hereby purchases and accepts the sale, conveyance and transfer of all of Taro’s right, title and interest in and to (i) the Regulatory Approval, (ii) the domain names set forth on Schedule 2.1(a)(ii) (the “Domain Names”) and (iii) the Marketing Materials ((i), (ii) and (iii) collectively referred to as “Purchased Assets”), in each case on the Closing Date, subject to Taro’s reversionary right to the Regulatory Approval upon the occurrence of the Reversion Conditions.

(b)           Except for the Purchased Assets and the license rights set forth below, no other assets, property, rights and interests of Taro and its Affiliates are being sold, conveyed or

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

transferred to Strongbridge under this Agreement, including all patents, information and know how, trademarks, trade names, good will, intellectual property and proprietary rights, new drug applications and their equivalents (collectively, “Excluded Assets”).  For clarity, the DMF is not included as part of the Regulatory Approval.  Taro hereby grants to Strongbridge a right of reference to the DMF for the purpose of maintaining the Regulatory Approval in accordance with Applicable Law and research and development, seeking regulatory approval for and Commercialization in the Territory of Lifecycle Products.

(c)           The Marketing Materials shall be conveyed, transferred, assigned and provided by Taro to Strongbridge “AS IS, WHERE IS, WITH ALL FAULTS” and with no express or implied representations or warranties of any kind whatsoever, including without limitation, whether such Marketing Materials comply with Applicable Law.  If Strongbridge choose to use the Marketing Materials to Commercialize Product or Lifecycle Product in the Territory on and after the Closing Date, Strongbridge shall have sole responsibility for determining whether the Marketing Materials comply with Applicable Law or whether use of the Marketing Materials infringes upon any rights of a Third Party.

2.2          Liabilities.  As of the Closing Date:

(a)           Strongbridge shall assume and pay, perform or otherwise be responsible for the Assumed Liabilities.

(b)           Taro shall retain and continue to be responsible for the Excluded Liabilities.

2.3                               Trademark License.

(a)           Subject to the terms and conditions contained herein, Taro, on behalf of its Affiliate, hereby grants to Strongbridge, and Strongbridge hereby accepts, a nontransferable (except as permitted pursuant to Section 4.4(a)), non-sublicensable (except as permitted below), sole and exclusive, royalty-free license to use the Product Trademark in connection with the Product and Lifecycle Product solely in the Territory (“Trademark License”).  For the avoidance of doubt, without such consent from Taro, Strongbridge may nonetheless sublicense its Trademark License to its Affiliates and distributors, but only as reasonably necessary to Commercialize the Product and Lifecycle Product on behalf of Strongbridge in the Territory.  Any attempted assignment or sublicense by Strongbridge not permitted under this Section 2.3(a) shall be void and of no force or effect and shall constitute a material breach of this Agreement.

(b)           Strongbridge shall use and shall cause its permitted sublicensees and Permitted Assignee to use the Product Trademark only in connection with the Product and Lifecycle Product for Commercialization by or on behalf of Strongbridge in the Territory.  Taro shall not itself use, or license or otherwise permit any Third Party to use the Product Trademark in the Territory unless the Trademark License had been terminated.

(c)           Strongbridge agrees to use the Product Trademark only in relation to the Product and Lifecycle Product in the Territory, consistent with Taro’s standard reasonably set by Taro, as communicated from time to time to Strongbridge with sufficient prior notice.  Strongbridge agrees not to intentionally use the Product Trademark in any way that would diminish, tarnish,

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

disparage, or damage the goodwill in and to the Product Trademark.  Strongbridge agrees to use the same level of due care to avoid diminishing, tarnishing, disparaging, or damaging the goodwill of the Product Trademark as Strongbridge would use in connection with trademark owned by Strongbridge.

(d)           Strongbridge shall ensure that Product Trademark (i) is used in a manner sufficient to constitute trademark usage under applicable law, (ii) is clearly identified as a trademark under applicable law (e.g., through the use of a “®”, “™” or other appropriate identifier) and that such “Product Trademark is exclusively licensed to Strongbridge”, and (iii) are not used as combination marks with other marks or trademarks without the prior written consent of Taro.  Any and all use by Strongbridge, permitted sublicensees and Permitted Assignee of the Product Trademark and any goodwill arising therefrom shall inure to the sole benefit of Taro and its Affiliates.

(e)           Strongbridge may not and agrees that neither it nor any of its permitted sublicensees and Permitted Assignee will use the Product Trademark outside the Territory.

(f)            Strongbridge hereby expressly acknowledges Taro’s ownership of, and rights in, the Product Trademark.   Strongbridge agrees that it will not (and will not assist or authorize any Third Party to) attack, dispute or contest the validity of Taro’s ownership of the Product Trademark.

(g)           Taro shall prepare, file, prosecute and maintain trademark applications and registrations at the United States Patent and Trademark Office for the Product Trademark.  All costs and expenses (including but not limited to attorneys’ fees and expenses and official fees) of preparing, filing, prosecuting and maintaining the Product Trademark shall be borne by Taro.

2.4          License.

(a)           Taro hereby grants to Strongbridge an exclusive, fully paid-up, royalty-free, nontransferable (except as permitted pursuant to Section 4.4(a)), non-sublicenseable (except as permitted below) right to Commercialize the Product and to research, develop, seek regulatory approval for and Commercialize Lifecycle Products in the Territory, in each case under any Intellectual Property Rights owned or acquired by Taro or its Affiliates on or after the Closing Date, that would otherwise be violated by the Commercialization of the Product under the NDA as provided by Taro on the Closing Date by Strongbridge, its permitted sublicensee and Permitted Assignee (“Non-Blocking License”).  For the avoidance of doubt, without consent from Taro, Strongbridge may only sublicense the Non-Blocking License (i) to its Affiliates and distributors, but only as reasonably necessary to Commercialize the Product or Lifecycle Products in the Territory, and (ii) to Persons assisting in the research and development of Lifecycle Products solely by or on behalf of Strongbridge.  Any attempted assignment or sublicense by Strongbridge not expressly permitted under this Section 2.4(a) shall be void and of no force or effect and shall constitute a material breach of this Agreement.

(b)           Strongbridge hereby grants to Taro a non-exclusive, fully paid-up, royalty-free, transferable, sublicenseable (for multiple tiers) right to Commercialize the Product and to research, develop, seek regulatory approval for and Commercialize lifecycle Products in each

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

case outside the Territory, in each case under any Intellectual Property Rights created by or on behalf of Strongbridge or its Affiliates on or after the Closing Date that relies on the Intellectual Property Rights licensed by Taro to Strongbridge under Section 2.4(a), (“Back License”).

(c)           Taro hereby grants to Strongbridge an exclusive license under all copyrights in the Marketing Materials to reproduce, display, perform and create derivative works of the Marketing Materials for the sole purpose of marketing, advertising and promoting the Product and Lifecycle Products in the Territory, provided that all such use shall be subject to Section 4.7.

2.5          Regulatory Approval Transfer; Retained Rights.

(a)           On or promptly after the Closing Date, Taro shall deliver a complete copy of the Regulatory Approval to Strongbridge by shipping such items, at Strongbridge’s expense, to a destination in the United States specified by Strongbridge.

(b)           Taro retains the right for itself and its Affiliates to reference the clinical information and data contained in the Regulatory Approval.

(c)           Strongbridge acknowledges that Merck has retained certain rights under the Merck Agreements and hereby consents to the rights retained by Merck.

2.6          Non-Compete.

(a)           For so long as the Orphan Designation applies to the NDA, Taro and its Affiliates shall not, directly or indirectly (other than through Strongbridge), (i) Commercialize a Competitive Product in the Territory, (ii) promote any product in the Indication in the Territory, or (iii) undertake or have undertaken any clinical activities in the Territory with respect to a Competitive Product in the Territory for the Indication.

(b)           Following expiration of the Orphan Designation for the NDA until the sale of the first Generic Product, Taro and its Affiliates shall not, directly or indirectly (other than through Strongbridge), itself or by assisting any Third Party (including by sharing any Confidential Information related to the Product therewith), Commercialize a product in the Territory for the Indication or promote any product in the Indication in the Territory, provided that:

(i)            Taro may only Commercialize a product containing the API if such product would not reasonably be expected to have a material impact on the market for the Product (including by taking into account potential off-label prescribing of such product);

(ii)           In the event that the Parties disagree regarding a potential material impact on the market for the Product, the provisions of Section 8.12(a) other than the last sentence thereof shall apply to resolution of such disagreement, and if it remains unresolved thereafter, the Parties shall submit such disagreement for resolution by an independent third-party expert having at least fifteen (15) years of experience as a senior executive in the pharmaceutical industry with responsibility for marketing strategies for pharmaceutical products and reasonably acceptable to both Parties.  The Parties shall simultaneously submit their arguments in written form along with any supporting written evidence to the expert within ten (10) Business Days after the end of the

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

process set forth in Section 8.12(a) other than the last sentence thereof, for decision on such written arguments and evidence.  The expert shall render its decision within thirty (30) days of receipt of the written arguments and evidence.  The decision of the expert shall be final and binding on the Parties and the costs and expenses of such expert shall be borne by the Party against whom the expert’s decision is rendered.

(c)           Notwithstanding the foregoing, Strongbridge acknowledges in the event that Taro or any of its Affiliates acquires any business (or assets) which is Commercializing a Competitive Product at the time of such acquisition, Taro shall not be in violation of its obligations under this Section 2.6 if Taro or its applicable Affiliate ceases Commercializing such Competitive Product within twelve (12) months from the effective date of the closing of the acquisition.

(d)           In addition, if Taro or any of its Affiliates are acquired by or merged with a Third Party that is Commercializing a Competitive Product at the time of such acquisition or merger, such Third Party and its other Affiliates will not have any obligations under this Section 2.6; provided that the division, subsidiary or business group of the surviving party in such change of control that Commercializes such Competitive Product shall not have access to, and shall not refer to, rely upon or use in any manner, the Intellectual Property Rights owned by Taro or its Affiliates that are necessary for the Commercialization of the Product under the NDA provided to Strongbridge on the Closing Date with respect to such Competitive Product.

(e)           Following the first sale of a Generic Product in the Territory, the provisions of this Section 2.6 shall cease to apply.

ARTICLE III — PAYMENTS/REPORTS/AUDITS

3.1          Purchase Price.  In consideration of the sale, assignment, conveyance, and delivery of the Regulatory Approval and Domain Names and the grant of the Trademark License and Non-Blocking License, Strongbridge shall assume the Assumed Liabilities and make payment to Taro as follows:

(a)           On the Closing Date, Strongbridge shall pay to Taro a non-refundable, non-creditable payment in the amount of One Million Dollars ($1,000,000) (the “First Tranche Upfront Payment”), by wire transfer of immediately available funds to an account specified in writing by Taro prior to the Closing Date; and

(b)           One hundred (100) days after the Closing Date, Strongbridge shall pay to Taro a non-refundable, non-creditable payment in the amount of Seven Million Five Hundred Thousand Dollars ($7,500,000) (the “Second Tranche Upfront Payment”), by wire transfer of immediately available funds to an account specified in writing by Taro prior to the Closing Date; and

(c)           Strongbridge shall make milestone payments to Taro if the sales milestone event set forth below is achieved in any twelve month period with respect to the Product and Lifecycle Product in the Territory (“Milestone Payments”).  Strongbridge shall promptly notify Taro in writing of the achievement of such milestone event but in no event later than seven (7) days after Strongbridge’s determination that the Units of Product sold during such twelve month period have reached the threshold amount set for the applicable Milestone Payment.  Strongbridge shall

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

pay Taro within fifteen (15) days from the date of Strongbridge’s notification the applicable Milestone Payment.

Milestone Event Number	Milestone Event	Milestone Payment
1.

Aggregate Units of Product dispensed by or on behalf of Strongbridge in any 12-month period in the Territory equal or exceed [****] Units of Product. Excludes the Inventory Units provided by Taro free of charge.

		$	[****]

2.	Aggregate Units dispensed by or on behalf of Strongbridge in any 12-month period in the Territory equal or exceed [****] Units of Product. Excludes the Inventory Units provided by Taro free of charge.	$	[****]

Each of the milestone payments set forth above shall be due one time only.  For clarity, the Milestone Payments are cumulative, such that if Milestone Event #2 is reached before Strongbridge has made any milestone payments for the achievement of Milestone Event #1, then both milestone payments (i.e., Seven Million Five Hundred Thousand Dollars ($7,500,000) will be payable to Taro upon the achievement of Milestone #2.

3.2          Sales Reports.  For so long as Milestone Payments are still outstanding to Taro, Strongbridge shall furnish to Taro a written report on a monthly basis showing the Units of Product dispensed by or on behalf of Strongbridge, its Affiliates in the Territory (“Sales Report”).  Each Sales Report shall be due within ten (10) days of the end of each calendar month.

3.3          Audits.  Taro may request not later than two (2) years following receipt thereof, and Strongbridge shall provide to Taro, written documentation supporting the invoicing data in any Sales Report.

3.4                               Taxes.

(a)           Except as provided in Section 3.4(a), Taro shall be liable for all income and other Taxes (including interest) imposed upon any payments made by Strongbridge to Taro under this Agreement (“Agreement Payments”).  If applicable laws, rules or regulations require the withholding of Taxes, Strongbridge shall make such withholding payments and shall subtract the amount thereof from the Agreement Payments.  Strongbridge shall submit to Taro appropriate proof of payment of the withheld Taxes as well as the official receipts within a reasonable period of time.  Strongbridge shall provide Taro reasonable assistance in order to allow Taro to obtain the benefit of any present or future treaty against double taxation which may apply to the Agreement Payments.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

(b)           Strongbridge shall bear and be responsible for and pay all applicable Taxes related to (i) the transfer to Strongbridge of the Regulatory Approval and the license rights granted under this Agreement and (ii) the promotion, marketing, sale and distribution by Strongbridge of the Product and Lifecycle Product in the Territory, and shall indemnify and hold Taro harmless from any liability relating to such Taxes other than any taxes based on net income and imposed on Taro resulting from such transfer.

(c)           Taro shall indemnify and hold Strongbridge fully harmless from any amounts owed to any taxing authority in respect of any payments made under this Agreement.  If Strongbridge is assessed tax in respect of the foregoing, Taro shall have the right (but not the obligation to assume the defense of Strongbridge and represent Strongbridge, at Taro’s cost, before the taxing authority.  Failure by Strongbridge to provide notice to Taro with fifteen (15) days of such tax assessment shall relieve Taro of any responsibility to indemnify Strongbridge under this Section 3.4(c) but solely to the extent of any prejudice to Taro arising from such failure.

3.5          Interest.  If any payment by Strongbridge under this Agreement is not made within thirty (30) days of when due, Strongbridge shall thereafter pay interest to Taro, on all such payments in an amount equal to the lesser of the prime rate reported in the Wall Street Journal (Eastern Edition) on the payment date plus one percentage point, or the maximum rate permitted by law, such interest to be accrued and payable daily without the necessity for any notice, demand or other action by Taro until the overdue amount has been paid in full.

3.6          Indemnity.  Each Party shall indemnify the other Party for all costs and expenses (including but not limited to attorneys’ fees) incurred in attempts) to collect any payments due or to enforce any remedy provided under this Agreement, provided that no such indemnification shall be required for any matter that was subject to a bona fide dispute by either Party.

ARTICLE IV — COVENANTS AND AGREEMENTS

4.1          Supply of Inventory Units.

(a)           Promptly following Closing, Taro shall deliver such quantities of Units of Product to Diplomat/Envoy such that Diplomat/Envoy shall have Four Hundred (400) Units of inventory of Taro Product free of charge to Strongbridge (“Taro Inventory”) and/or inventory of Product that is Labeled with Strongbridge information and NDC number free of charge to Strongbridge, to the extent available (“Strongbridge Inventory” and collectively with the Taro Inventory, the “Inventory Units”) on a consignment basis.  The Inventory Units shall be supplied to patients receiving the Product from Taro free of charge prior to the Closing Date (“Existing Patients”).  After the Closing, the Parties shall agree on the quantity of Taro Inventory and Strongbridge Inventory that will comprise the Inventory Units to be delivered and the delivery date.  The Parties agree that Strongbridge shall cause Diplomat/Envoy to exhaust all Taro Inventory to Existing Patients, prior to distributing any Strongbridge Inventory.  Strongbridge shall be responsible for all fees charged by Diplomat/Envoy for distribution of the Inventory Units, the cost of insurance and shipping associated with delivery of such Inventory Units to Diplomat/Envoy.  Risk of loss for the Inventory Units shall transfer to Strongbridge after the Inventory Units have been loaded onto the carrier at Seller’s facility in Cranbury Twp., NJ.  Taro

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

agrees to hold title to the Inventory Units until distributed to the Existing Patients by Diplomat/Envoy.  If there remains any Strongbridge Inventory at Diplomat/Envoy on March 31, 2017, title for the Strongbridge Inventory shall be transferred to Strongbridge at 11:59PM on March 31, 2017 and Strongbridge shall be permitted to dispense such Strongbridge Inventory for a charge on April 1, 2017.  If there remains any inventory of Taro Inventory at Diplomat/Envoy on March 31, 2017 and such Taro Inventory is not needed for meeting Strongbridge market demand pursuant to Section Section 4.1(c)(B), Strongbridge shall have such Taro Inventory destroyed at its cost and expense. For clarity, Strongbridge shall supply Inventory Units free of charge to Existing Patients through March 31, 2017.

(b)           Taro shall maintain and store the Inventory Units supplied to Diplomat/Envoy under Section 4.1(a) in accordance with the specification for the Product.

(c)           All Inventory Units must be provided to patients free of charge prior to April 1, 2017.  Strongbridge may not dispense any Product, including Inventory Units, for a charge unless and until: (i) April 1, 2017, (ii) the Products are Labeled with Strongbridge’s information, Strongbridge’s NDC number and contains the Tablet Change (defined below) (“Strongbridge Product”), provided that if Taro is unable to manufacture and ship Product that is not Taro Product in sufficient time prior to April 1, 2017 to enable the uninterrupted supply of Product to patients, then until such time as Product that is not Taro Product can be so supplied by Taro, and only to the extent of such inability to supply, (A) Strongbridge may supply, for a charge to patients, any Strongbridge Inventory remaining at Diplomat, (B) if available from Taro, Taro shall supply under the Supply Agreement and Strongbridge shall be permitted to transfer to patients for a charge Product that bears the Taro name on the tablet but is otherwise Labeled with Strongbridge’s information and NDC number, or (C) if the Product packaged as described  in the foregoing (B) is not available, then Taro shall supply sufficient quantities of Taro Product to Strongbridge under the Supply Agreement to enable Strongbridge to meet market demand until Strongbridge Product can be supplied by Taro.  The Taro Product supplied pursuant to this Section 4.1(c)(B) may be transferred to patients for a charge by Strongbridge.

4.2          Transition for Existing Patients.

(a)           Promptly following the Closing Date, Strongbridge agrees to establish a patient assistance program for the Product.  Strongbridge shall be responsible for all costs associated with such program, and for ensuring that such program complies with applicable law.

(b)           Between the Closing Date and Commercial Launch of the Product, Strongbridge shall ensure that all Existing Patients with insurance to cover the Product are transitioned for coverage of the Product to Existing Patients’ insurance and Existing Patients without insurance coverage are transitioned for coverage of the Product to the Patient Assistance Program established by Strongbridge.

(c)           For a period of two (2) years following Commercial Launch, to the extent that there are any Existing Patients that do not have insurance to cover the Product and do not qualify for any Patient Assistance Programs, Strongbridge agrees that will continue to provide such Existing Patients with Products free of charge which Product shall be under the Strongbridge Label and NDC number.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

4.3          Marketing Commitment.

(a)           After the Closing, Strongbridge shall use Commercially Reasonable Efforts to Commercialize the Product in the Territory.  Notwithstanding the immediately preceding sentence, Strongbridge agrees to the marketing commitment set forth on Schedule 4.3.  Commencing on January 15, 2018 and on each anniversary thereafter through January 15, 2023, Strongbridge will provide reasonable documentation demonstrating its compliance under Schedule 4.3.

(b)           Strongbridge shall provide Taro, no later than thirty (30) days prior to April 1 of each calendar year during the Term, a marketing and sales plan, including forecasts and sales for the Product in the Territory.

4.4                               Non-Assignability.

(a)           For a period of two years after the Commercial Launch, Strongbridge may not transfer or assign its rights to the Regulatory Approval without the prior written consent of Taro, provided that Strongbridge may assign its right to the Regulatory Approval to an Affiliate or an acquirer of or all or substantially all of its assets or business (whether by merger, consolidation, stock purchase or otherwise), without the prior written consent of Taro (a “Permitted Assignee”) but with prior notice to Taro.  Permitted Assignee shall agree in writing that it agrees to assume all of Strongbridge’s obligations under this Agreement.

(b)           For a period of two years after the Commercial Launch, Strongbridge may not transfer or assign its rights to the Trademark License and the Non-Blocking License without the prior written consent of Taro, provided that Strongbridge may assign its rights to the Trademark License and the Non-Blocking License to an Affiliate or an acquirer of or all or substantially all of its assets or business (whether by merger, consolidation, stock purchase or otherwise), without the prior written consent of Taro.

(c)           Following expiration of the two-year period in the foregoing (a) and (b), Strongbridge may transfer or assign its rights to the Regulatory Approval together with the Trademark License and Non-Blocking license without the prior written consent of Taro to an acquirer of all of Strongbridge’s right title and interest hereunder, provided that such acquirer agrees in writing to assume all of Strongbridge’s obligations hereunder.

4.5          Minimum Purchase Quantities.  Strongbridge shall purchase the minimum Units of Products as agreed between the Parties under the Supply Agreement.

4.6          Reversion Conditions.  Strongbridge’s obligations under Sections 4.1, 4.2, 4.3, 4.4 and 4.5 are collectively referred to as the “Reversion Conditions”.  Any material non-compliance with any Reversion Condition shall be deemed a material breach of Strongbridge’s obligation under this Agreement.  In the event that Taro notifies Strongbridge in writing that Strongbridge is in material breach of a Reversion Condition and Strongbridge does not cure such breach within ninety (90) days following such notice or such breach cannot be cured, then, after such ninety-day period, Taro may elect to have the Purchased Assets returned to Taro and to terminate the Trademark License and the Non-Blocking License (“Reversion Right”).  In such event,

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Strongbridge shall cooperate with Taro and take, or cause to be taken, all actions, or to do, or cause to be done, all reasonable things necessary to return the Purchased Assets to Taro and termination of the license rights granted hereunder.

4.7          Use of Names.  Subject to Section 4.1(c) and except as Required by Applicable Law:, (a) Taro will mark clearly all Product and Lifecycle Product manufactured or distributed following Commercial Launch to indicate Strongbridge’s ownership of the Product and Lifecycle Product and (b) Strongbridge, except for the Taro Product, will not use the trade name  Taro in connection with the Product or Lifecycle Product and shall not otherwise  use the tradename of Taro, including as part of the name of Strongbridge or any Affiliate of the Strongbridge.  Subject to the immediately preceding sentence, after the Closing Date, Strongbridge shall not give the impression to the public, to physicians or the pharmaceutical marketplace that the Product or Lifecycle Product is a product of Taro or in any way connected to Taro except as specifically agreed to by Taro under this Agreement with respect to the Product Trademark.

4.8          Removal of Taro Name from Tablet.  Promptly following the Closing,

(a)           The Parties shall confer and decide on a new embossing design for the Product tablets that is reasonably acceptable to both Parties and does not include the Taro name (the “New Product Embossing”);

(b)           Taro shall provide to Strongbridge a plan for the changeover in the manufacturing of the Product to produce Product having the New Product Embossing;

(c)           Promptly thereafter Strongbridge shall file changes to the NDA with the FDA for notification of the New Product embossing as required by the FDA to enable dispensing of the Product therewith; and

(d)           The Parties shall reasonably cooperate to implement Taro’s changeover plan.

(the foregoing process in this Section 4.8, the “Tablet Change”).

4.9          Patient Data.  Strongbridge shall comply with all applicable laws, rules and regulations, as amended from time to time, with respect to the use and disclosure of individually identifiable health information contained in the Regulatory Approval, and ensure that: (a) such information is used and/or disclosed only in accordance with applicable law or regulation; and (b) all appropriate technical and organizational measures are taken to protect such information against accidental, unauthorized or unlawful destruction, loss, alteration, access or disclosure.

4.10        Development by Taro.  To the extent that Taro undertakes any clinical trials for the further development of the Product outside the Territory, Taro shall keep Strongbridge reasonably informed with respect to such activities by providing to Strongbridge a draft copy of any such clinical trial protocol at least sixty (60) days prior to the date anticipated for its submission to a regulatory authority to permit Strongbridge to provide comments which comments Taro shall consider in good faith.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

4.11        Provision of Information.  In the event that Strongbridge receives any inquiries or requests from any regulatory authority outside the Territory to provide Product for compassionate use or otherwise, Strongbridge shall promptly provide such information to Taro at:  Taro customer service 1-888-827-6872 (TAR-OUSA).  .  Strongbridge hereby authorizes Taro to ship Product to such regulatory authority directly from the facility where the Product is manufactured, at Taro’s costs and expense.

4.12        Government Reporting and Payment.

(a)           Strongbridge shall be responsible for payment of all rebates, chargebacks and any other similar payments for all Product dispensed after the Closing Date, regardless of whether the Product is Labelled with Taro information and NDC number or Strongbridge information and NDC number.

(b)           Taro shall be responsible for all governmental reporting and processing of all rebates, chargebacks and the processing of any other similar payments for all Product dispensed in the Territory Labeled with Taro information and Taro NDC number.  Strongbridge shall provide all necessary information to Taro with respect to Product dispensed in the Territory with Taro information and Taro NDC number after the Closing Date so that Taro may comply with such reporting obligation.  Strongbridge shall reimburse Taro for any payment made by Taro for rebates, chargebacks and any other similar payments with respect to such Product.

(c)           Strongbridge shall be responsible for all governmental reporting and processing of all rebates, chargebacks and any processing of other similar payments for all Product dispensed in the Territory Labeled with Strongbridge information and Strongbridge NDC number.

(d)           Strongbridge shall be responsible for responding to all complaints (in accordance with the Quality Agreement and/or Pharmacovigiliance Agreement) and processing and payment of returns for Product dispensed after the Closing Date, regardless of whether the Product is Labelled with Taro information and NDC number or Strongbridge information and NDC number.

ARTICLE V — EXECUTION, CLOSING AND EFFECTIVENESS

5.1                               Execution; Closing.

(a)           The transactions contemplated by this Agreement shall be consummated at a closing (the “Closing”) to occur by electronic transmission of signature pages on such date as may be mutually agreed by Strongbridge and Taro (the “Closing Date”).  The Closing shall be deemed to occur at 12:01 a.m. ET on the Closing Date.

(b)           Taro and Strongbridge will file or cause to be filed with the FDA, as soon as practicable after the Closing Date, the notices (substantially in the form of Schedule 5.1(b) attached hereto), required to be filed by it in connection with its transfer of the NDA and acceptance of the NDA, IND and Orphan Designation.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

5.2          Further Assurances.  Taro and Strongbridge agree that at any time or from time to time after the Closing, each Party, at the request and expense of the other, shall execute and deliver to the other all such instruments and documents or further assurances as the other Party may reasonably request in order to transfer to Strongbridge all of Taro’s right, title and interest in and to the Regulatory Approval and the grant of the Trademark License and Non-Blocking License, as contemplated hereby; provided, however, that after the Closing, apart from such customary further assurances, the Taro and Strongbridge shall have no other obligations except as specifically set forth and described herein.

5.3          Broker Fees.  Each Party agrees that should any claim be made against the other Party for any broker’s commission or finder’s fee by reason of the acts of such Party, the Party upon whose acts such claim is adjudicated shall hold the other Party harmless from and against all liability and expense in connection therewith.

ARTICLE VI — REPRESENTATIONS AND WARRANTIES

6.1          Taro’s Representations and Warranties.  Taro represents and warrants to Strongbridge as of the Closing Date that:

(a)           Corporate Existence; Authorization; Non-contravention.

(i)            Taro is a corporation duly organized, validly existing and in good standing under the laws of the Cayman Islands.

(ii)           The execution, delivery and performance by Taro of this Agreement and each of the documents contemplated hereby to which the Taro is a party are within Taro’s corporate power, have been duly authorized by all necessary corporate action and do not contravene or constitute a default under any of the constitutive documents of Taro or of applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon Taro or to which the Regulatory Approval or Product Trademark is subject.  This Agreement and each of the documents contemplated hereby to which the Taro is a party is a legal, valid and binding agreement of Taro enforceable against Taro in accordance with its terms.

(iii)          Except for the requirement that both Strongbridge and Taro provide written notice to the FDA, in the forms attached hereto as Schedule 5.1(b) of the transfer of the NDA from Taro to Strongbridge, the execution, delivery and performance by Taro of this Agreement, and the consummation by Taro of the transactions contemplated hereby, require no action by or in respect of, or filing with, any governmental body, agency or official or any other consent of any person, firm or other entity.

(b)           Product Rights, the NDA and License Grants.

(i)            The NDA has been approved by the FDA with respect to the marketing of the Product in the United States, and as of the Closing Date, remains in full force and effect.  Taro is the applicant of the NDA.  Taro owns all right, title and interest in and to the NDA and

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

the NDA is free and clear of all Liens and Encumbrances.  Taro has the right to transfer the NDA to Strongbridge in accordance with the terms of this Agreement.

(ii)           Taro has provided Strongbridge with a complete copy of the Regulatory Approval or will do so promptly after Closing.

(iii)          Taro has the right to grant to Strongbridge the rights granted under the Trademark License, and Taro has not granted prior to the Closing Date any options or licenses with respect to the Product Trademark that are inconsistent with the grants Taro has made to Strongbridge in this Agreement.

(iv)          To Taro’s knowledge, Taro and its Affiliates and licensees have maintained, and retained the NDA and related documentation that is required to be maintained or retained pursuant to and in accordance with Applicable Law in the Territory.

(c)           Litigation.  There are no pending, and to Taro’s knowledge upon reasonable investigation, threatened, private or governmental proceedings, claims, or actions in the Territory against the Taro involving the NDA, the Product or the Product Trademark.

(d)           Merck Agreements.  To Taro’s knowledge, Taro has not committed any breach of, and no counterparty has committed any breach of, any Merck Agreement.

(e)           No Consents.  Neither the execution, delivery nor performance by Taro of this Agreement and the Supply Agreement, nor the consummation by Taro of the transactions contemplated hereby or thereby, will require Taro to (i) obtain any consent or authorization of, or (ii) give any notice to, or make any filing or registration with, any Person.

(f)            Disclosure.  No representation or warranty by Taro in this Agreement contains any untrue statement of material fact.

6.2          Strongbridge’s Representations and Warranties.  Strongbridge represents and warrants as of the Execution Date and the Closing Date that:

(a)           Corporate Existence; Authorization; Non-contravention.

(i)            Strongbridge is a corporation duly organized and validly existing under the laws of Ireland.

(ii)           The execution, delivery and performance by Strongbridge of this Agreement and each of the documents contemplated hereby to which the Strongbridge is a party are within Strongbridge’s corporate power, have been duly approved and authorized by all necessary corporate action and do not contravene or constitute a default under the constitutive documents of Strongbridge or of applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon Strongbridge.  This Agreement is a legal, valid and binding agreement of Strongbridge enforceable against Strongbridge in accordance with its terms.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

(iii)          Except for the requirement that both Strongbridge and Taro provide written notice to the FDA, in the forms attached hereto as Schedule 5.1(b) of the transfer of the NDA from Taro to Strongbridge, the execution, delivery and performance by Strongbridge of this Agreement, and the consummation by Strongbridge of the transactions contemplated hereby, require no action by or in respect of, or filing with, any governmental body, agency or official or any other consent of any person, firm or other entity.

(b)           Disclosure.  No representation or warranty by Strongbridge in this Agreement contains any untrue statement of material fact.

6.3          Disclaimer of Other Warranties.  EXCEPT FOR THE EXPRESS WARRANTIES AND REPRESENTATIONS AND COVENANTS CONTAINED IN THIS AGREEMENT, OR THE EXHIBITS AND SCHEDULES ATTACHED HERETO OR THERETO, NEITHER TARO NOR STRONGBRIDGE MAKES, AND EACH HEREBY EXPRESSLY DISCLAIMS, ANY WARRANTIES OR REPRESENTATIONS, EITHER EXPRESS OR IMPLIED, WHETHER IN FACT OR IN LAW, INCLUDING WITHOUT LIMITATION IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.

ARTICLE VII— INDEMNIFICATION

7.1          Indemnification by Taro.  Taro shall indemnify and defend Strongbridge, its Affiliates, and their respective officers, directors and employees, against any and all damage, loss, liability and expense (including, without limitation, reasonable attorneys’ fees in connection with any action, claim, suit or proceeding brought by third parties) and the cost of remedial action under applicable laws and regulations (collectively “Claims”) arising out of: (a) any Excluded Liabilities, (b) any misrepresentation or breach of covenant, agreement, representation or warranty of Taro contained in this Agreement (collectively, the “Taro Rep Claim”), and (c) any and all acts and omissions of Taro and its Affiliates, sublicensees or assignees, and their respective officers, directors, employees and agents after the Closing Date, whether or not such acts are negligent, unlawful or otherwise wrongful in any manner, in connection with Taro’s or its assignees’ or sublicensees’ Commercialization of the Product outside the Territory, provided, however, that Strongbridge shall not be entitled to any indemnification for any Taro Rep Claim unless and until the amount of claims for which Strongbridge is entitled to be indemnified exceeds in the aggregate $75,000.  Except with respect to the representations and warranties set forth in Sections 6.1(b)(i) and 6.1(b)(iii) (for which Taro’s indemnification obligations shall extend indefinitely), the indemnification obligation for any Taro Rep Claim shall expire on the first anniversary of the Closing Date.

7.2          Indemnification by Strongbridge.  Strongbridge shall indemnify and defend Taro and its Affiliates, and their respective officers, directors and employees, against any Claims arising out of: (a) any and all acts and omissions of Strongbridge and its Affiliates and their respective officers, directors, employees and agents after the Closing Date, whether or not such acts are negligent, unlawful or otherwise wrongful in any manner, in connection with Strongbridge’s or its Permitted Assignee’s and permitted sublicensees’ Commercialization of the Product or a Lifecycle Product, (b) use of the Marketing Materials by Strongbridge, its Permitted Assignee and permitted sublicensees, (c) Assumed Liabilities, and (d) any misrepresentation or breach of

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

covenant, agreement, representation or warranty of Strongbridge contained in this Agreement (collectively, the “Strongbridge Rep Claim”), provided, however, that Taro shall not be entitled to any indemnification for any Strongbridge Rep Claim unless and until the amount of claims for which Taro is entitled to be indemnified exceeds in the aggregate $75,000.  The indemnification obligation for any Strongbridge Rep Claim shall expire on the first anniversary of the Closing Date.

7.3          Indemnification; Notice and Settlements.  A Party seeking indemnification pursuant to Section 7.1 or 7.2 (an “Indemnified Party”) shall give prompt notice to the Party from whom such indemnification is sought (the “Indemnifying Party”) of the assertion of any claim, or the commencement of any action or proceeding, in respect of which indemnity may be sought hereunder.  The Indemnifying Party shall have the right to, and shall at the request of the Indemnified Party, assume the defense, with counsel reasonably satisfactory to the Indemnified Party, of any such suit, action or proceeding at its own expense; provided that the Indemnifying Party shall not have the right to assume control of such defense and shall pay the fees and expenses of counsel retained by the Indemnified Party, if the claim which the Indemnifying Party seeks to assume control (i) seeks non-monetary relief (except where non-monetary relief is merely incidental to a primary claim or claims for monetary damages), (ii) constitutes criminal allegations against the Indemnified Party, (iii) is one in which the Indemnifying Party is also a party and joint representation would be inappropriate or there may be legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party, or (iv) involves a claim which, upon petition by the Indemnified Party, the appropriate court rules that the Indemnifying Party failed or is failing to vigorously prosecute or defend.  If the Indemnifying Party assumes the defense of such Third Party Claim, the Indemnified Party shall have the right to employ separate counsel and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless the employment thereof has been specifically authorized by the Indemnifying Party in writing.  If the Indemnifying Party shall control the defense of any claim, the Indemnifying Party shall obtain the prior written consent of the Indemnified Party (which shall not be unreasonably withheld) before entering into any settlement of a claim or ceasing to defend such claim, if pursuant to or as a result of such settlement or cessation, injunction, or other equitable relief will be imposed against the Indemnified Party, if such settlement or cessation does not expressly unconditionally release the Indemnified Party from all liabilities and obligations with respect to such claim, or if such settlement or cessation requires a payment by the Indemnified Party.  In addition, an Indemnifying Party shall not be liable under Section 7.1 or 7.2 for any settlement effected without its consent of any claim, litigation or proceeding in respect of which indemnity may be sought hereunder, which consent shall not be unreasonably withheld.]

ARTICLE VIII — MISCELLANEOUS

8.1          Notices.  Notices required or permitted under this Agreement shall be in writing and sent by prepaid registered or certified air mail or by overnight express mail (e.g., FedEx), or by electronic mail confirmed by electronic mail (including an electronic “read receipt” notice), or by tele-facsimile confirmed by a written act of the receiving Party (e.g., a telefacsimile from the receiving Party submitting its receipt of such notice) and shall be deemed to have been properly

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

served to the addressee (A) upon delivery in the case of prepaid registered or certified air mail or by overnight express mail, or (B) upon receipt of written confirmation in the case of electronic mail or telefacsimile, to the following addresses of the Parties or such other address(es) as such Party may hereafter specify by written notice to the other Party in accordance herewith:

If to Strongbridge:

Strongbridge Biopharma plc (registered office)

Arthur Cox Building

Earlsfort Terrace

Dublin 2, Ireland

With a copy to:

Strongbridge Biopharma plc (registered office)

900 Northbrook Drive

Suite 200

Trevose, Pennsylvania 19053

If to Taro:

Taro Pharmaceuticals North America, Inc.

Harbour Place

103 South Church Street

Grand Cayman KY1-1202

Cayman Islands

Attention:  General Manager

With a copy to:

Taro Pharmaceuticals USA, Inc.

3 Skyline Drive

Hawthorne, NY 10532

Attention:  General Counsel

8.2          Expenses.  All legal and other costs and expenses incurred in connection herewith and the transactions contemplated hereby, whether or not the transactions contemplated are consummated, shall (except as otherwise provided herein) be paid by the Party incurring such expenses; provided that all transfer taxes in connection with the purchase of the Regulatory Approval and the grant of the Trademark License and Non-Blocking License shall be borne by Strongbridge.

8.3          Termination; Survival.

(a)           This Agreement shall terminate upon: (i) the termination of the Supply Agreement or (ii) Taro’s exercise of its Reversion Right in accordance with Section 4.6.  In either case, if Strongbridge is not continuing to Commercialize the Product or Lifecycle Product

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

after the termination date, Strongbridge shall promptly assign and transfer the Purchased Assets back to Taro; the Trademark License and Product Trademark shall terminate; and Strongbridge, its Permitted Assignee and permitted sublicensees shall immediately cease all Commercialization of the Product and Lifecycle Product in the Territory.  If Strongbridge is continuing to Commercialize the Product after termination, Sections 2.3, 2.4, 3.1(c), 4.7 shall survive.

(b)           Sections 3.4, 7.1, 7.2, and 7.3 shall survive termination of this Agreement.

8.4          Section 365(n) of the Bankruptcy Code.  All rights and licenses granted under or pursuant to this Agreement by Taro to Strongbridge are, for all purposes of 11 U.S.C. Section 365(n), licenses of rights to intellectual property as defined in Title 11.  Strongbridge may elect to retain and may fully exercise all of its rights and elections under 11 U.S.C. Section 365(n).

8.5          Bulk Sales Statutes.  Strongbridge hereby waives compliance by Taro with any applicable bulk sales statutes in any jurisdiction in connection with the transactions under this Agreement.

8.6          Successors and Assigns.  Except as provided in Section 4.4, this Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either Party without the consent of the other Party; provided, however, that (a) Taro may, without such consent, assign this Agreement and its rights and obligations hereunder to an Affiliate or in connection with the transfer or sale of all or substantially all of its assets related to the subject matter of this Agreement, or in the event of its merger or consolidation or change in control or similar transaction.  Any attempted assignment not in accordance with this Sections 4.4 and 8.6 shall be void.  Any Permitted Assignee shall assume all assigned obligations of its assignor under this Agreement.

8.7          Entire Agreement; Amendment.

(a)           Taro and Strongbridge are parties to that certain Confidentiality Agreement (“CDA”) dated July 13, 2016, the terms of which are hereby incorporated into this Agreement and made an integral part hereof.  This Agreement, including, without limitation, the CDA and the Schedules hereto, embodies the entire agreement of the Parties with respect to the sale of Regulatory Approval and Domain Names and the grant of rights of the Trademark License and the Non-Blocking License and supersedes any and all prior agreements with respect thereto.

(b)           No waiver, amendment or modification of any provision hereof or of any right or remedy hereunder shall be effective unless in writing and signed by an authorized representative of the Party against whom such waiver, amendment or modification is sought to be enforced.

8.8          Public Announcement.  Subject to Section 8.9, the Seller and Buyer shall agree on the content of any press release(s), public announcement(s) or other information publicly released by the Parties relating to this Agreement and the Supply Agreement.

8.9          Filing Requirements.  If the execution of or the activities or obligations under this Agreement were to trigger or otherwise instigate a reporting, filing or other disclosure obligation on a Party (or any of its Affiliates) pursuant to Applicable Law, such Party shall notify the other

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Party as promptly as practicable of such obligation, and provide whatever reasonable opportunity may be available for the other Party to comment on a draft version of any such disclosure. Subject to the foregoing sentence, such Party shall have the right to make any such filing or obligated disclosure.

8.10        Compliance with Applicable Law.  Nothing in this Agreement shall be construed as preventing or in any way inhibiting either Party from complying with Applicable Law governing activities and obligations undertaken pursuant to this Agreement, in any manner which it reasonably deems appropriate, including, for example, by disclosing to Regulatory Authorities confidential or other information received from the other Party, subject to limitations on disclosures required by Applicable Law under the terms of the CDA.

8.11        Governing Law; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, United States without regard to its conflicts of laws principles.  The Parties consent to the exclusive jurisdiction of the Federal courts and the State courts of the State of New York, in each case, located in the borough of Manhattan, City of New York (the “New York Courts”) for any action in aid of arbitration, for provisional relief of the status quo or to prevent irreparable harm prior to the appointment of the Arbitrators in Section 8.12(b), and to the non-exclusive jurisdiction of the New York Courts for any action to enter or enforce any arbitral award entered in connection with this Agreement.  THE PARTIES HEREBY IRREVOCABLY WAIVE, AND AGREE TO CAUSE THEIR RESPECTIVE AFFILIATES TO WAIVE, THE RIGHT TO TRIAL BY JURY IN SUCH ACTIONS.

8.12        Dispute Resolution.  In the event the Parties have a dispute under the terms of this Agreement or any agreement ancillary to this Agreement, the Parties will follow the following procedure, subject to the rights of either Party to pursue equitable remedies:

(a)           The Parties will attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between a representative appointed by Taro, and for Strongbridge, the President and CEO of Strongbridge Biopharmaceuticals plc or his/her designee.  Any person may give the other Party written notice of any dispute not resolved in the normal course of business.  Within fifteen (15) days after delivery of the notice, the receiving Party will submit to the other a written response.  The notice and response will include (i) a statement of that Party’s position and summary of arguments supporting that position, and (ii) the name and title of the executive who will represent that Party and of any other person who will accompany the executive.  After delivery of the initial notice, the executives of both Parties will meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute.  All reasonable requests for information made by one Party to the other will be honored.  All negotiations pursuant to this clause are confidential and will be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.  In the event the negotiation between the executives is not successful in resolving the dispute within thirty (30) days after the delivery of the initial notice, the dispute will be referred to arbitration as described below.

(b)           Except as expressly otherwise provided in this Agreement, in the event of any dispute arising out of or relating to the interpretation of any provisions of this Agreement or the failure of either Party to perform or comply with any obligation of such Party pursuant to this

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Agreement or the breach, termination or validity hereof (a “Dispute”), such Dispute shall be finally settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association (“AAA”), then in force and the Federal Arbitration Act, 9 U.S.C. § 1 et seq., by three (3) arbitrators (the “Arbitrators”) appointed in accordance with said rules, provided that the appointed arbitrators shall have appropriate experience in the pharmaceutical industry.  The place of arbitration shall be New York, New York, and the Arbitrators shall decide the dispute in accordance with the substantive law of the State of New York.  The Arbitrators, by accepting their appointment, undertake to conduct the process such that the award shall be rendered within six (6) months of their appointment and shall be final and binding upon all parties participating in such arbitration.  The judgment rendered by the Arbitrators may, at the arbitrator’s discretion, include costs of arbitration, reasonable attorneys’ fees and reasonable costs for any expert and other witnesses.  Judgment upon the award may be entered in any court having jurisdiction, or application may be made to such court for judicial acceptance of the award and/or an order of enforcement as the case may be.  Notwithstanding the foregoing, any Disputes regarding the scope, validity, enforceability or inventorship of any patents or patent applications shall be submitted for final resolution by a court of competent jurisdiction.  Any period of limitations or Survival Period that would otherwise expire between the initiation of the procedures described in this Section 8.12(b) and the conclusion of such procedures shall be extended until twenty (20) days following the conclusion of such procedures.  This Section 8.12(b) shall not prohibit a Party from seeking preliminary injunctive relief in aid of arbitration from a court of competent jurisdiction.

8.13        Language.  This Agreement, and any amendments or modifications thereto, shall be executed in the English language.  No translation, if any, of this Agreement into any other language shall be of any force or effect in the interpretation of this Agreement or in determination of the intent of either of the Parties hereto.

8.14        Article Headings.  The Article headings are placed herein merely as a matter of convenience and shall not affect the construction or interpretation of any of the provisions of this Agreement.

8.15        Further Assurances.  Each Party hereto agrees to execute, acknowledge and deliver such further instruments and do all such further acts as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

8.16        Waiver.  The waiver by either Party of a breach or a default of any provision of this Agreement by the other Party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of either Party to exercise or avail itself of any right, power or privilege that it has or may have hereunder operate as a waiver of any right, power or privilege by such Party.

8.17        Modification.  No waiver, alteration or modification of any of the provisions hereof shall be binding unless made in writing and signed by the Parties by their respective officers thereunto duly authorized.

8.18        Severability.  If any part of this Agreement is declared invalid by any legally governing authority having jurisdiction over either Party, then such declaration shall not affect the

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

remainder of the Agreement and the Parties shall revise the invalidated part in a manner that will render such provision valid without impairing the Parties’ original intent.

8.19        Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

8.20        No Third Party Beneficiaries.  None of the provisions of this Agreement shall be for the benefit of or enforceable by any Third Party.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, the Parties hereto have caused this Asset Purchase Agreement to be executed as of the Closing Date by their duly authorized representatives.

TARO PHARMACEUTICALS NORTH AMERICA, INC.

By:	/s/ Paul Woodhouse

Name:	Paul Woodhouse

Title:	Vice President, General Manager

STRONGBRIDGE BIOPHARMA PLC

By:	/s/ Matthew Pauls

Name:	Matthew Pauls

Title:	President and CEO

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Schedule 1(a)

MARKETING MATERIALS

Taro Project List

Job #	Name
2015
TRO-N15-002	Clinical Digital Landscape
TRO-N15-004	Keveyis Positioning
TRO-N15-005	Keveyis Logo & Branding
TRO-N15-006	Keveyis Support Services Logo & Branding
TRO-N15-008	Keveyis Day 1 Messages
TRO-N15-009	Support Services Messages
TRO-N15-010	Disease Branding
TRO-N15-013	Disease Messaging
TRO-N15-014	Day 1 Website
TRO-N15-015	Day 1 Support Services Brochure
TRO-N15-016	Day 1 HCP Product Sell Sheet
TRO-N15-017	Now Available HCP Email
TRO-N15-018	Now Available Patient Email
TRO-N15-024	Day 1 Support Services Enrollment Form
TRO-N15-026	Keveyis PPT Template
TRO-N15-028	Keveyis Now Available Site
TRO-N15-029	AANEM Conference
TRO-N15-030	PP Infographic
TRO-N15-032	HCP Swipey iPad Sell Sheet
TRO-N15-033	Patient Letters
TRO-N15-034	Keveyis Patient Stories
TRO-N15-035	AANEM Conference Email
TRO-N15-036	Tawil Reprint

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Job #	Name
TRO-N15-038	Keveyis PAP Application Form
TRO-N15-039	Patient K2C Communications
TRO-N15-040	Disease Positioning
TRO-N15-041	Taro SEM
TRO-N15-042	AANEM Infographic
TRO-N15-043	PPA Conference Tabletop Display
TRO-N15-044	PPA Conference Keveyis FAQ Sheet
TRO-N15-045	Keveyis Creative Concept
TRO-N15-046	Brand Planning
TRO-N15-047	Taro Disease Website
TRO-N15-048	Keveyis Patient Email #3
TRO-N15-049	Keveyis HCP Email #3
TRO-N15-051	Keveyis Quick Hit Sales Aid
TRO-N15-053	Taro Rep Buisness Card Holder Leave Behind
TRO-N15-054	Digital Detail Aid
2016
TRO-N16-003	AAN Conference Booth
TRO-N16-005	Taro RM Campaign
TRO-N16-006	Periodic Paralysis Patient Disease Concept
TRO-N16-007	Periodic Paralysis Champions Campaign
TRO-N16-008	Doctor Discussion Guide
TRO-N16-010	Disease Booth Handout
TRO-N16-012	Driver Strategy
TRO-N16-013	AAN Pre & Post Show Emails
TRO-N16-014	Keveyis.com 1.5 Planning
TRO-N16-015	Keveyis RX PAF Insert
TRO-N16-016	Unbranded Patient Emails
TRO-N16-017	Patient Product Brochure
TRO-N16-018	PP Disease UX Expansion

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Schedule 1(b)

PRODUCT TRADEMARK

Country	Name	Status	Application Number	Filing Date	Registration Number	Registration Date	Expiration Date
US	KEVEYIS	Active	86/724,075	Aug 13, 2015	5,034,655	Sept 6, 2016	Sept 6, 2026

Owner: Taro Pharmaceuticals U.S.A., Inc.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Schedule 2.1(a)(ii)

Domain Names

keveyis.com
keveyis.net
keveyis.us
keveyiskeys2care.com

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Schedule 4.3

MARKETING COMMITMENT

	2017		2018		2019		2020		2021		2022
Strongbridge SG&A Target*	$	[****]	$	[****]	$	[****]	$	[****]	$	[****]	$	[****]

* in millions of US dollars and as measured by GAAP accounting on Strongbridge’s Financial statements

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Schedule 5.1(b)

FDA NDA LETTER

December   , 2016

Attention: Cathleen Michaloski, BSN, MPH, RAC

Sr. Regulatory Project Manager

Division of Neurology Products,

ODE I/ OND/CDER

Central Document Room

5901-B Ammendale Rd.

Beltsville, MD 20705-1266

Re:	NDA #011366 Keveyis ® (dichlorphenamide tablets USP) 50 mg
GENERAL CORRESPONDENCE-Transfer of NDA Ownership

Dear Sir/Madam

Reference is made to the NDA 011366 Keveyis® (dichlorphenamide tablets USP) 50 mg.  Taro Pharmaceuticals North America (“Taro”) hereby submits a General Correspondence-Transfer of NDA ownership to notify that we have transferred ownership of this application from Taro to a new sponsor:

Strongbridge US Inc.

900 Northbrook Drive, Suite 200, Trevose, PA 19053

Attn: Susan Thornton

e-mail: s.thornton@strongbridgebio.com

Phone: 484-589-0395

Effective December XX, 2016, all rights and responsibilities regarding NDA 011366 are transferred to Strongbridge US Inc. (“Strongbridge”). Strongbridge will concurrently notify the Agency of its acceptance of ownership of the designation under separate cover. A complete copy of the NDA 011366, including IND (#127873), has been provided to Strongbridge for their files.

If there are any questions, or if additional information is required, please contact me at XXX-XXX-XXXX.

Sincerely,

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Schedule 5.1(b)

FDA NDA LETTER

December   , 2016

Billy Dunn, M.D.

Division of Neurology Products,

ODE I/ OND/CDER

Central Document Room

5901-B Ammendale Rd.

Beltsville, MD 20705-1266

Re:	NDA #011366 Keveyis ® (dichlorphenamide tablets USP) 50 mg
Transfer of NDA Ownership

Dear Dr. Dunn,

Pursuant to 21 CFR §314.72 Strongbridge US Inc., hereby notifies the FDA of a change in ownership of NDA 011366 Keveyis®.  As indicated in correspondence dated XXXX, from Taro Pharmaceuticals North America (“Taro”) (copy enclosed), all rights to NDA 011366 Keveyis® (dichlorphenamide tablets USP) 50 mg have been transferred from Taro to Strongbridge, effective December   , 2016 with the following associated address:

Strongbridge US Inc.

900 Northbrook Drive, Suite 200

Trevose, PA 19053 USA

Office: 610-254-9200

Fax: 215-355-7389

Strongbridge has made arrangements with Taro to obtain a complete copy of the NDA 011366, including supplements, and records that are required to be kept under 21 CFR 314.81. In addition, Strongbridge reserves the right to request a copy of the application from FDA’s files under the fee schedule in 20.45 of FDA’s public information regulations.Strongbridge hereby commits to the agreements, promises, and conditions made by the former owner and contained in the application.

Provided herein is a new form FDA 356h signed by the Strongbridge agent of record.

With the next NDA annual report, Strongbridge will provide any changes in the drug product’s label or labeling and file the appropriate drug listing for any change in the product NDC.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

If there are any questions, or if additional information is required, please contact me at 484-589-0395.

Sincerely,

Susan Thornton

Vice President, Regulatory Affairs and Acting Head of Quality

Strongbridge US Inc.

900 Northbrook Drive, Suite 200

Trevose, PA 19053 USA

Office: 484-589-0395/Mobile: 215-518-2620

s.thornton@strongbridgebio.com

CC: Cathleen Michaloski, BSN, MPH, RAC, Sr. Regulatory Project Manager

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Schedule 5.1(b)

ORPHAN DESIGNATION ACCEPTANCE LETTER

December    , 2016

Gayatri R. Rao, MD., JD.

Director, Office of Orphan Products Development

Food and Drug Administration

WO32-5271

10903 New Hampshire Avenue

Silver Spring, MD 200993-002

RE:	Designation #10-3142
Acceptance of Ownership

Dear Dr. Rao,

Reference is made to Orphan Designation #10-3142 for the treatment of Treatment of primary hyperkalemic periodic paralysis, primary hypokalemic period paralysis, and related variants  granted by the Office of Orphan Products Development on September 2, 2010 and the supplemental New Drug Application (sNDA) approved by the Division of Neurology Products of  on August 7, 2015. Further reference is made to the subsequent transfer of ownership from Taro Pharmaceuticals, see attached letter dated, to Strongbridge US Inc.

Effective today, December   , 2016, Strongbridge US Inc. is hereby officially accepting ownership of Orphan Designation #10-3142. All rights to develop and commercialize Orphan Designation #10-3142 are now the responsibility of, Strongbridge US Inc. with the following associated address:

Strongbridge US Inc.

900 Northbrook Drive, Suite 200

Trevose, PA 19053 USA

Office: 610-254-9200

Fax: 215-355-7389

Strongbridge has made arrangements with Taro to obtain a complete copy of the Orphan Designation #10-3142.

If you have any questions or comments, please feel free to contact me by e-mail at s.thornton@strongbridgebio.com or by phone at (484) 589-0395 [office] or (215)518-2620 [mobile].

Sincerely,

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Susan Thornton

Vice President, Regulatory Affairs

Strongbridge US Inc.

900 Northbrook Drive, Suite 200

Trevose, PA 19053 USA

Office: 484-589-0395/Mobile: 215-518-2620

s.thornton@strongbridgebio.com

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Schedule 5.1(b)

FDA IND LETTER

December   , 2016

Billy Dunn, M.D.

Division of Neurology Products,

ODE I/ OND/CDER

Central Document Room

5901-B Ammendale Rd.

Beltsville, MD 20705-1266

Re:	IND #127,873 Keveyis ® (dichlorphenamide tablets USP) 50 mg
Transfer of IND Ownership

Dear Dr. Dunn,

Reference is made to Administrative IND #127,873 originally submitted on September 29, 2015 for Keveyis® (dichlorphenamide tablets USP) 50 mg, for the purposes of submitting the  Required Postmarketing Protocol Under 505(o).

Pursuant to 21 CFR §312 Strongbridge US Inc., hereby notifies the FDA of a change in ownership of IND #127,873 Keveyis ®.  As indicated in correspondence dated XXXX, from Taro Pharmaceuticals North America (“Taro”) (copy enclosed), all rights to IND127,873 Keveyis® (dichlorphenamide tablets USP) 50 mg have been transferred from Taro to Strongbridge, effective December   , 2016 with the following associated address:

Strongbridge US Inc.

900 Northbrook Drive, Suite 200

Trevose, PA 19053 USA

Office: 610-254-9200

Fax: 215-355-7389

Provided herein is a new form FDA 1571 signed by the Strongbridge agent of record.

Strongbridge has made arrangements with Taro to obtain a complete copy of the IND #127,873, including amendments, and records. Strongbridge hereby commits to the agreements, promises, and conditions made by the former owner and contained in the application.

If there are any questions, or if additional information is required, please contact me at 484-589-0395

Sincerely,

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Susan Thornton

Vice President, Regulatory Affairs and Acting Head of Quality

Strongbridge US Inc.

900 Northbrook Drive, Suite 200

Trevose, PA 19053 USA

Office: 484-589-0395

Mobile: 215-518-2620

s.thornton@strongbridgebio.com

CC: Cathleen Michaloski, BSN, MPH, RAC, Sr. Regulatory Project Manager